Exhibit 99.2

American Financial Group, Inc.
Investor Supplement - First Quarter 2021
May 4, 2021
American Financial Group, Inc.
Corporate Headquarters
Great American Insurance Group Tower
301 E Fourth Street
Cincinnati, OH 45202
513 579 6739

American Financial Group, Inc. Table of Contents - Investor Supplement - First Quarter 2021

Appendix
A.	Fixed Maturities by Credit Rating & NAIC Designation by Type 3/31/2021	21
B.	Fixed Maturities by Credit Rating & NAIC Designation by Type 12/31/2020	22
C.	Corporate Securities by Credit Rating & NAIC Designation by Industry 3/31/2021	23
D.	Corporate Securities by Credit Rating & NAIC Designation by Industry 12/31/2020	24
E.	Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 3/31/2021	25
F.	Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 12/31/2020	26
G.	Real Estate-Related Investments 3/31/2021	27
H.	Real Estate-Related Investments 12/31/2020	28

American Financial Group, Inc. Financial Highlights (in millions, except per share information)

	Three Months Ended					Twelve Months End
	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	12/31/20	12/31/19

Highlights
Net earnings (loss)	$419	$692	$164	$177	$(301)	$732	$897
Net earnings (loss) from continuing operations	267	265	88	113	(141)	325	519
Core net operating earnings	206	175	121	60	125	481	482
Total assets	74,197	73,710	73,234	70,985	67,786	73,710	70,246
Adjusted shareholders’ equity (a)	5,695	5,493	5,087	5,049	4,987	5,493	5,390
Property and Casualty net written premiums	1,205	1,216	1,488	1,123	1,165	4,992	5,342

Per share data
Diluted earnings (loss) per share	$4.84	$7.93	$1.86	$1.97	$(3.34)	$8.20	$9.85
Diluted earnings (loss) per share from continuing operations	3.08	3.03	1.00	1.26	(1.57)	3.63	5.70
Core net operating earnings per share	2.38	2.01	1.38	0.67	1.36	5.40	5.29
Adjusted book value per share (a)	66.89	63.61	58.29	56.95	55.52	63.61	59.70
Cash dividends per common share	0.5000	2.5000	0.4500	0.4500	0.4500	3.8500	4.9500

Financial ratios
Annualized return on equity (b)	29.9%	52.1%	12.9%	14.1%	(23.1%)	14.0%	17.1%
Annualized core operating return on equity (b)	14.7%	13.2%	9.6%	4.8%	9.6%	9.2%	9.2%
Property and Casualty combined ratio - Specialty:
Loss & LAE ratio	56.8%	58.6%	63.8%	62.6%	58.5%	60.9%	61.5%
Underwriting expense ratio	31.7%	27.6%	28.3%	32.6%	33.7%	30.4%	32.2%

Combined ratio - Specialty	88.5%	86.2%	92.1%	95.2%	92.2%	91.3%	93.7%

(a)	Excludes unrealized gains related to fixed maturity investments, a reconciliation to the GAAP measure is on page 14.
(b)	Excludes accumulated other comprehensive income.

American Financial Group, Inc. Summary of Earnings ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	12/31/20	12/31/19

Property and Casualty Insurance
Underwriting profit	$134	$163	$103	$52	$88	$406	$306
Net investment income	159	122	111	72	99	404	472
Other expense	(5)	(11)	(9)	(8)	(6)	(34)	(25)

Property and Casualty Insurance operating earnings	288	274	205	116	181	776	753

Real estate entities and other to be acquired from Annuity	28	9	3	1	6	19	21
Interest expense of parent holding companies	(24)	(24)	(24)	(23)	(17)	(88)	(68)
Other expense	(34)	(32)	(29)	(20)	(17)	(98)	(107)

Pretax core operating earnings	258	227	155	74	153	609	599

Income tax expense	52	52	34	14	28	128	117

Core net operating earnings	206	175	121	60	125	481	482

Non-core items, net of tax:
Realized gains (losses) on securities	61	97	18	85	(259)	(59)	122
Special A&E charges:
Property and Casualty Insurance run-off operations	—	—	(37)	—	—	(37)	(14)
Former Railroad and Manufacturing operations	—	—	(17)	—	—	(17)	(9)
Neon exited lines	—	(3)	3	(32)	(7)	(39)	(58)
Other non-core items	—	(4)	—	—	—	(4)	(4)

Net earnings (loss) from continuing operations	$267	$265	$88	$113	$(141)	$325	$519

Discontinued Annuity operations	152	427	76	64	(160)	407	378

Net earnings (loss)	$419	$692	$164	$177	$(301)	$732	$897

American Financial Group, Inc. Earnings Per Share Summary (in millions, except per share information)

	Three Months Ended					Twelve Months Ended
	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	12/31/20	12/31/19

Core net operating earnings	$206	$175	$121	$60	$125	$481	$482

Net earnings (loss) from continuing operations	$267	$265	$88	$113	$(141)	$325	$519

Net earnings (loss)	$419	$692	$164	$177	$(301)	$732	$897

Average number of diluted shares - core	86.577	87.156	88.546	89.997	91.138	89.202	91.024
Average number of diluted shares - net	86.577	87.156	88.546	89.997	90.295	89.202	91.024

Diluted earnings per share:
Core net operating earnings per share	$2.38	$2.01	$1.38	$0.67	$1.36	$5.40	$5.29

Realized gains (losses) on securities	0.70	1.10	0.20	0.95	(2.86)	(0.67)	1.34
Special A&E charges:
Property and Casualty Insurance run-off operations	—	—	(0.42)	—	—	(0.42)	(0.15)
Former Railroad and Manufacturing operations	—	—	(0.19)	—	—	(0.19)	(0.10)
Neon exited lines	—	(0.04)	0.03	(0.36)	(0.07)	(0.45)	(0.64)
Other non-core items	—	(0.04)	—	—	—	(0.04)	(0.04)

Diluted earnings (loss) per share, continuing operations	$3.08	$3.03	$1.00	$1.26	$(1.57)	$3.63	$5.70

Discontinued Annuity operations	1.76	4.90	0.86	0.71	(1.77)	4.57	4.15

Diluted earnings (loss) per share	$4.84	$7.93	$1.86	$1.97	$(3.34)	$8.20	$9.85

American Financial Group, Inc. Property and Casualty Insurance - Summary Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	12/31/20	12/31/19

Property and Transportation	$56	$74	$47	$33	$27	$181	$79
Specialty Casualty	56	91	53	27	52	223	175
Specialty Financial	25	20	13	—	17	50	92
Other Specialty	(3)	(6)	(9)	(6)	(7)	(28)	(21)

Underwriting profit - Specialty	134	179	104	54	89	426	325

Other core charges, included in loss and LAE	—	(16)	(1)	(2)	(1)	(20)	(19)

Underwriting profit - Core	134	163	103	52	88	406	306

Special A&E charges, included in loss and LAE	—	—	(47)	—	—	(47)	(18)
Neon exited lines (a)	—	(53)	(38)	(43)	(1)	(135)	(76)

Underwriting profit (loss) - Property and Casualty Insurance	$134	$110	$18	$9	$87	$224	$212

Included in results above:
COVID-19 related losses	$9	$—	$—	$105	$10	$115	$—

Current accident year catastrophe losses:
Catastrophe reinstatement premium	$11	$(3)	$5	$—	$—	$2	$1
Catastrophe loss	20	41	52	26	9	128	60

Total current accident year catastrophe losses	$31	$38	$57	$26	$9	$130	$61

Prior year loss reserve development (favorable) / adverse	$(59)	$(8)	$—	$(77)	$(42)	$(127)	$(143)

Combined ratio:
Property and Transportation	85.6%	85.8%	91.9%	91.7%	92.9%	90.4%	95.7%
Specialty Casualty	90.2%	84.0%	90.7%	94.9%	90.7%	90.0%	93.3%
Specialty Financial	84.1%	86.8%	91.6%	100.4%	89.1%	91.8%	85.0%
Other Specialty	104.6%	116.9%	115.6%	114.2%	117.7%	116.1%	113.3%
Combined ratio — Specialty	88.5%	86.2%	92.1%	95.2%	92.2%	91.3%	93.7%

Other core charges	0.1%	1.2%	0.1%	0.2%	0.1%	0.5%	0.4%
Neon exited lines charge	0.0%	4.2%	3.1%	3.8%	0.5%	2.7%	1.4%
Special A&E charges	0.0%	0.0%	3.5%	0.0%	0.0%	1.0%	0.3%

Combined ratio	88.6%	91.6%	98.8%	99.2%	92.8%	95.5%	95.8%

P&C combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development	91.2%	89.1%	95.0%	94.8%	94.6%	93.3%	97.4%

Loss and LAE components — property and casualty insurance
Current accident year, excluding COVID-19 related and catastrophe losses	59.5%	60.1%	66.0%	60.7%	60.3%	61.9%	64.6%
COVID-19 related losses	0.8%	0.0%	0.0%	8.8%	0.8%	2.2%	0.0%
Current accident year catastrophe losses	1.7%	3.1%	3.8%	2.1%	0.8%	2.5%	1.2%
Prior accident year loss reserve development	(5.1%)	(0.6%)	0.0%	(6.5%)	(3.4%)	(2.5%)	(2.8%)

Loss and LAE ratio	56.9%	62.6%	69.8%	65.1%	58.5%	64.1%	63.0%

(a)

In the fourth quarter of 2020, AFG recorded $55 million in non-core losses from Neon’s operations and a $1 million reduction in the estimated tax benefit related to the sale of Neon, partially offset by a $53 million favorable adjustment to the estimated loss on sale recorded in Q3.

American Financial Group, Inc. Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	12/31/20	12/31/19

Gross written premiums	$1,616	$1,707	$2,223	$1,539	$1,526	$6,995	$7,299
Ceded reinsurance premiums	(411)	(491)	(735)	(416)	(361)	(2,003)	(1,957)

Net written premiums	1,205	1,216	1,488	1,123	1,165	4,992	5,342
Change in unearned premiums	(32)	83	(149)	—	(27)	(93)	(157)

Net earned premiums	1,173	1,299	1,339	1,123	1,138	4,899	5,185

Loss and LAE	667	762	855	703	666	2,986	3,188
Underwriting expense	372	358	380	366	383	1,487	1,672

Underwriting profit	$134	$179	$104	$54	$89	$426	$325

Included in results above:
COVID-19 related losses	$9	$—	$—	$85	$10	$95	$—

Current accident year catastrophe losses:
Catastrophe reinstatement premium	$11	$(3)	$5	$—	$—	$2	$1
Catastrophe loss	20	20	36	26	9	91	60

Total current accident year catastrophe losses	$31	$17	$41	$26	$9	$93	$61

Prior year loss reserve development (favorable) / adverse	$(59)	$(32)	$(48)	$(85)	$(48)	$(213)	$(187)

Combined ratio:
Loss and LAE ratio	56.8%	58.6%	63.8%	62.6%	58.5%	60.9%	61.5%
Underwriting expense ratio	31.7%	27.6%	28.3%	32.6%	33.7%	30.4%	32.2%

Combined ratio	88.5%	86.2%	92.1%	95.2%	92.2%	91.3%	93.7%

Specialty combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development	91.2%	87.1%	93.1%	92.9%	94.7%	91.9%	96.2%

Loss and LAE components:
Current accident year, excluding COVID-19 related and catastrophe losses	59.5%	59.5%	64.8%	60.3%	61.0%	61.5%	64.0%
COVID-19 related losses	0.8%	0.0%	0.0%	7.6%	0.9%	1.9%	0.0%
Current accident year catastrophe losses	1.7%	1.5%	2.7%	2.3%	0.8%	1.9%	1.2%
Prior accident year loss reserve development	(5.2%)	(2.4%)	(3.7%)	(7.6%)	(4.2%)	(4.4%)	(3.7%)

Loss and LAE ratio	56.8%	58.6%	63.8%	62.6%	58.5%	60.9%	61.5%

American Financial Group, Inc. Property and Transportation - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	12/31/20	12/31/19

Gross written premiums	$520	$647	$1,061	$611	$494	$2,813	$2,759
Ceded reinsurance premiums	(117)	(207)	(426)	(185)	(108)	(926)	(883)

Net written premiums	403	440	635	426	386	1,887	1,876
Change in unearned premiums	(9)	81	(61)	(36)	—	(16)	(48)

Net earned premiums	394	521	574	390	386	1,871	1,828

Loss and LAE	221	329	403	239	237	1,208	1,297
Underwriting expense	117	118	124	118	122	482	452

Underwriting profit	$56	$74	$47	$33	$27	$181	$79

Included in results above:
COVID-19 related losses	$—	$—	$1	$3	$3	$7	$—

Current accident year catastrophe losses:
Catastrophe reinstatement premium	$8	$—	$—	$—	$—	$—	$—
Catastrophe loss	14	6	18	15	8	47	32

Total current accident year catastrophe losses	$22	$6	$18	$15	$8	$47	$32

Prior year loss reserve development (favorable) / adverse	$(43)	$(29)	$(26)	$(28)	$(24)	$(107)	$(67)

Combined ratio:
Loss and LAE ratio	56.0%	63.3%	70.1%	61.3%	61.4%	64.6%	71.0%
Underwriting expense ratio	29.6%	22.5%	21.8%	30.4%	31.5%	25.8%	24.7%

Combined ratio	85.6%	85.8%	91.9%	91.7%	92.9%	90.4%	95.7%

Combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development	93.0%	90.0%	93.2%	94.3%	96.2%	93.2%	97.5%

Loss and LAE components:
Current accident year, excluding COVID-19 related and catastrophe losses	63.4%	67.5%	71.4%	63.9%	64.7%	67.4%	72.8%
COVID-19 related losses	0.1%	0.2%	0.1%	0.8%	0.6%	0.4%	0.0%
Current accident year catastrophe losses	3.6%	1.2%	3.1%	3.8%	2.2%	2.5%	1.8%
Prior accident year loss reserve development	(11.1%)	(5.6%)	(4.5%)	(7.2%)	(6.1%)	(5.7%)	(3.6%)

Loss and LAE ratio	56.0%	63.3%	70.1%	61.3%	61.4%	64.6%	71.0%

American Financial Group, Inc. Specialty Casualty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	12/31/20	12/31/19

Gross written premiums	$904	$865	$978	$752	$849	$3,444	$3,768
Ceded reinsurance premiums	(316)	(300)	(336)	(241)	(263)	(1,140)	(1,067)

Net written premiums	588	565	642	511	586	2,304	2,701
Change in unearned premiums	(17)	7	(82)	36	(30)	(69)	(104)

Net earned premiums	571	572	560	547	556	2,235	2,597

Loss and LAE	361	337	352	367	340	1,396	1,586
Underwriting expense	154	144	155	153	164	616	836

Underwriting profit	$56	$91	$53	$27	$52	$223	$175

Included in results above:
COVID-19 related losses	7	2	(1)	$52	$7	$60	$—

Current accident year catastrophe losses:
Catastrophe reinstatement premium	$1	$(3)	$5	$—	$—	$2	$1
Catastrophe loss	1	5	3	6	—	14	17

Total current accident year catastrophe losses	$2	$2	$8	$6	$—	$16	$18

Prior year loss reserve development (favorable) / adverse	$(9)	$(6)	$(16)	$(51)	$(24)	$(97)	$(88)

Combined ratio:
Loss and LAE ratio	63.1%	59.0%	62.9%	67.1%	61.1%	62.5%	61.1%
Underwriting expense ratio	27.1%	25.0%	27.8%	27.8%	29.6%	27.5%	32.2%

Combined ratio	90.2%	84.0%	90.7%	94.9%	90.7%	90.0%	93.3%

Combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development	90.4%	84.0%	92.9%	93.8%	93.6%	91.0%	96.0%

Loss and LAE components:
Current accident year, excluding COVID-19 related and catastrophe losses	63.3%	59.0%	65.1%	66.0%	64.0%	63.5%	63.8%
COVID-19 related losses	1.2%	0.3%	(0.1%)	9.5%	1.3%	2.7%	0.0%
Current accident year catastrophe losses	0.3%	0.8%	0.8%	0.9%	0.0%	0.6%	0.7%
Prior accident year loss reserve development	(1.7%)	(1.1%)	(2.9%)	(9.3%)	(4.2%)	(4.3%)	(3.4%)

Loss and LAE ratio	63.1%	59.0%	62.9%	67.1%	61.1%	62.5%	61.1%

American Financial Group, Inc. Specialty Financial - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	12/31/20	12/31/19

Gross written premiums	$192	$195	$184	$176	$183	$738	$772
Ceded reinsurance premiums	(31)	(32)	(31)	(37)	(34)	(134)	(155)

Net written premiums	161	163	153	139	149	604	617
Change in unearned premiums	(4)	(5)	2	5	7	9	(7)

Net earned premiums	157	158	155	144	156	613	610

Loss and LAE	53	56	62	65	59	242	192
Underwriting expense	79	82	80	79	80	321	326

Underwriting profit	$25	$20	$13	$—	$17	$50	$92

Included in results above:
COVID-19 related losses	$2	$(3)	$(1)	$30	$—	$26	$—

Current accident year catastrophe losses:
Catastrophe reinstatement premium	$2	$—	$—	$—	$—	$—	$—
Catastrophe loss	4	7	13	5	1	26	10

Total current accident year catastrophe losses	$6	$7	$13	$5	$1	$26	$10

Prior year loss reserve development (favorable) / adverse	$(8)	$(6)	$(9)	$(11)	$(2)	$(28)	$(38)

Combined ratio:
Loss and LAE ratio	33.8%	35.6%	39.9%	44.9%	38.0%	39.5%	31.5%
Underwriting expense ratio	50.3%	51.2%	51.7%	55.5%	51.1%	52.3%	53.5%

Combined ratio	84.1%	86.8%	91.6%	100.4%	89.1%	91.8%	85.0%

Combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development	85.9%	87.7%	89.5%	83.7%	89.5%	87.7%	89.7%

Loss and LAE components:
Current accident year, excluding COVID-19 related and catastrophe losses	35.6%	36.5%	37.8%	28.2%	38.4%	35.4%	36.2%
COVID-19 related losses	1.5%	(1.8%)	(0.8%)	21.1%	0.1%	4.3%	0.0%
Current accident year catastrophe losses	2.1%	4.5%	8.6%	3.6%	0.6%	4.3%	1.6%
Prior accident year loss reserve development	(5.4%)	(3.6%)	(5.7%)	(8.0%)	(1.1%)	(4.5%)	(6.3%)

Loss and LAE ratio	33.8%	35.6%	39.9%	44.9%	38.0%	39.5%	31.5%

American Financial Group, Inc. Other Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	12/31/20	12/31/19

Gross written premiums	$—	$—	$—	$—	$—	$—	$—
Ceded reinsurance premiums	53	48	58	47	44	197	148

Net written premiums	53	48	58	47	44	197	148
Change in unearned premiums	(2)	—	(8)	(5)	(4)	(17)	2

Net earned premiums	51	48	50	42	40	180	150

Loss and LAE	32	40	38	32	30	140	113
Underwriting expense	22	14	21	16	17	68	58

Underwriting profit (loss)	$(3)	$(6)	$(9)	$(6)	$(7)	$(28)	$(21)

Included in results above:
COVID-19 related losses	$—	$1	$1	$—	$—	$2	$—

Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	1	2	2	—	—	4	1

Total current accident year catastrophe losses	$1	$2	$2	$—	$—	$4	$1

Prior year loss reserve development (favorable) / adverse	$1	$9	$3	$5	$2	$19	$6

Combined ratio:
Loss and LAE ratio	62.3%	80.2%	78.6%	76.9%	73.9%	77.6%	75.4%
Underwriting expense ratio	42.3%	36.7%	37.0%	37.3%	43.8%	38.5%	37.9%

Combined ratio	104.6%	116.9%	115.6%	114.2%	117.7%	116.1%	113.3%

Combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development	100.2%	92.5%	107.8%	100.3%	113.4%	103.1%	108.9%

American Financial Group, Inc. Discontinued Annuity Operations ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	12/31/20	12/31/19

Pretax Annuity earnings historically reported as core operating:
Net investment income (a)	$366	$368	$418	$421	$428	$1,635	$1,682
Alternative investments MTM to be retained by Annuity	76	42	37	(46)	(18)	15	77
Alternative investments MTM to be retained by AFG	29	19	9	9	12	49	33
Guaranteed withdrawal benefit fees	17	17	18	17	17	69	67
Policy charges and other miscellaneous income	14	19	17	13	18	67	52

Total revenues	502	465	499	414	457	1,835	1,911
Annuity benefits (a)	238	242	282	274	287	1,085	1,107
Acquisition expenses	66	68	64	62	71	265	256
Other expenses (a)	32	26	32	36	32	126	139

Total costs and expenses	336	336	378	372	390	1,476	1,502

Pretax Annuity earnings historically reported as core operating earnings	$166	$129	$121	$42	$67	$359	$409
Impact of fair vaule, reinsurance accounting & unlocking	$22	$(48)	$(43)	$(59)	$(38)	$(188)	$(47)
Realized gains (losses)	81	470	22	96	(223)	365	132
Run-off life and long-term care	—	(2)	(3)	—	(3)	(8)	1

Pretax earnings of businesses to be sold to Mass Mutual	$269	$549	$97	$79	$(197)	$528	$495
Less amounts included in continuing operations	(28)	(9)	(3)	(1)	(6)	(19)	(21)

Pretax results from discontinued operations	$241	$540	$94	$78	$(203)	$509	$474
Taxes	(89)	(113)	(18)	(14)	43	(102)	(96)

Net earnings from discontinued operations	$152	$427	$76	$64	$(160)	$407	$378

(a)	The decreases in Net Investment Income, Annuity Benefits, and Other Expenses beginning in Q4 2020 reflect the impact of the Annuity Segment’s October 2020 block reinsurance transaction.

American Financial Group, Inc. Consolidated Balance Sheet ($ in millions)

	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19
Assets:
Total cash and investments	$13,900	$13,494	$13,685	$13,216	$12,346	$12,886
Recoverables from reinsurers	3,231	3,288	3,324	3,132	3,116	3,134
Prepaid reinsurance premiums	755	768	862	733	708	678
Agents’ balances and premiums receivable	1,209	1,229	1,382	1,363	1,299	1,333
Deferred policy acquisition costs	244	244	269	296	310	322
Assets of managed investment entities	5,102	4,971	4,717	4,393	4,026	4,736
Other receivables	576	678	854	539	525	630
Assets of discontinued annuity operations	48,139	47,885	46,947	46,183	44,250	45,433
Other assets	865	977	1,018	954	1,030	918
Goodwill	176	176	176	176	176	176

Total assets	$74,197	$73,710	$73,234	$70,985	$67,786	$70,246

Liabilities and Equity:
Unpaid losses and loss adjustment expenses	$10,384	$10,392	$10,754	$10,321	$10,106	$10,232
Unearned premiums	2,821	2,803	3,015	2,778	2,808	2,830
Payable to reinsurers	753	807	977	746	779	814
Liabilities of managed investment entities	5,045	4,914	4,666	4,355	4,009	4,687
Long-term debt	1,963	1,963	2,108	1,912	1,473	1,473
Other liabilities	1,653	1,584	1,650	1,597	1,498	1,537
Liabilities of discontinued annuity operations	44,893	44,458	43,724	43,150	42,066	42,404

Total liabilities	$67,512	$66,921	$66,894	$64,859	$62,739	$63,977

Shareholders’ equity:
Common stock	$85	$86	$87	$89	$90	$90
Capital surplus	1,279	1,281	1,283	1,299	1,309	1,307
Retained earnings	4,354	4,149	3,737	3,685	3,616	4,009
Unrealized gains - fixed maturities	963	1,255	1,212	1,030	16	862
Unrealized gains (losses) - fixed maturity-related cash flow hedges	27	41	41	47	44	17
Other comprehensive income, net of tax	(23)	(23)	(20)	(24)	(28)	(16)

Total shareholders’ equity	6,685	6,789	6,340	6,126	5,047	6,269

Total liabilities and equity	$74,197	$73,710	$73,234	$70,985	$67,786	$70,246

American Financial Group, Inc. Book Value Per Share and Price / Book Summary (in millions, except per share information)

	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19

Shareholders’ equity	$6,685	$6,789	$6,340	$6,126	$5,047	$6,269
Unrealized (gains) related to fixed maturities	(990)	(1,296)	(1,253)	(1,077)	(60)	(879)

Adjusted shareholders’ equity	5,695	5,493	5,087	5,049	4,987	5,390
Goodwill from continuing and discontinued operations	(207)	(207)	(207)	(207)	(207)	(207)
Intangibles	(31)	(34)	(34)	(37)	(40)	(43)

Tangible adjusted shareholders’ equity	$5,457	$5,252	$4,846	$4,805	$4,740	$5,140

Common shares outstanding	85.126	86.345	87.267	88.659	89.827	90.304

Book value per share:
Book value per share	$78.53	$78.62	$72.65	$69.10	$56.18	$69.43
Adjusted (a)	66.89	63.61	58.29	56.95	55.52	59.70
Tangible, adjusted (b)	64.10	60.82	55.53	54.20	52.77	56.93

Market capitalization

AFG’s closing common share price	$114.10	$87.62	$66.98	$63.46	$70.08	$109.65

Market capitalization	$9,713	$7,566	$5,845	$5,626	$6,295	$9,902

Price / Adjusted book value ratio	1.71	1.38	1.15	1.11	1.26	1.84

(a)	Excludes unrealized gains related to fixed maturity investments.
(b)	Excludes unrealized gains related to fixed maturity investments, goodwill and intangibles.

American Financial Group, Inc. Capitalization ($ in millions)

	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19

AFG senior obligations	$1,318	$1,318	$1,318	$1,318	$1,018	$1,018
Borrowings drawn under credit facility	—	—	—	—	—	—

Debt excluding subordinated debt	$1,318	$1,318	$1,318	$1,318	$1,018	$1,018

AFG subordinated debentures	675	675	825	625	475	475

Total principal amount of long-term debt	$1,993	$1,993	$2,143	$1,943	$1,493	$1,493

Shareholders’ equity	6,685	6,789	6,340	6,126	5,047	6,269
Noncontrolling interests (including redeemable NCI)	—	—	—	—	—	—
Less:
Unrealized (gains) related to fixed maturity investments	(990)	(1,296)	(1,253)	(1,077)	(60)	(879)

Total adjusted capital	$7,688	$7,486	$7,230	$6,992	$6,480	$6,883

Ratio of debt to total adjusted capital:
Including subordinated debt	25.9%	26.6%	29.6%	27.8%	23.0%	21.7%
Excluding subordinated debt	17.1%	17.6%	18.2%	18.9%	15.7%	14.8%

American Financial Group, Inc. Additional Supplemental Information ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	12/31/20	12/31/19
Property and Casualty Insurance

Paid Losses (GAAP)	$674	$758	$646	$601	$751	$2,756	$2,866

	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19
GAAP Equity (excluding AOCI)

Property and Casualty Insurance	$4,571	$4,458	$4,154	$3,945	$3,800	$4,043
Annuity	3,012	2,893	2,659	2,579	2,512	2,715
Parent and other subsidiaries	(1,865)	(1,835)	(1,706)	(1,451)	(1,297)	(1,352)

AFG GAAP Equity (excluding AOCI)	$5,718	$5,516	$5,107	$5,073	$5,015	$5,406

Allowable dividends without regulatory approval

Property and Casualty Insurance	$416	$416	$565	$565	$565	$565
Annuity and Run-off	289	289	287	287	287	287

Total	$705	$705	$852	$852	$852	$852

American Financial Group, Inc. Total Cash and Investments ($ in millions)

	Carrying Value - March 31, 2021
	Property and Casualty Insurance	Parent and Other Non- Insurance (a)	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$1,454	$237	$—	$1,691	12%
Fixed maturities — Available for sale	9,282	7	—	9,289	67%
Fixed maturities — Trading	26	—	—	26	0%
Equity securities — common stocks	461	75	—	536	4%
Equity securities — perpetual preferred	408	—	—	408	3%
Investments accounted for using the equity method	861	463	—	1,324	9%
Mortgage loans	408	—	—	408	3%
Real estate and other investments	124	151	(57)	218	2%

Total cash and investments	$13,024	$933	$(57)	$13,900	100%

	Carrying Value - December 31, 2020
	Property and Casualty Insurance	Parent and Other Non- Insurance (a)	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$1,408	$257	$—	$1,665	12%
Fixed maturities — Available for sale	9,076	8	—	9,084	67%
Fixed maturities — Trading	24	—	—	24	0%
Equity securities — common stocks	438	72	—	510	4%
Equity securities — perpetual preferred	379	—	—	379	3%
Investments accounted for using the equity method	806	429	—	1,235	9%
Mortgage loans	377	—	—	377	3%
Real estate and other investments	125	151	(56)	220	2%

Total cash and investments	$12,633	$917	$(56)	$13,494	100%

(a)

On January 27, 2021, AFG entered into a definitive agreement to sell its annuity subsidiaries to Mass Mutual (which includes the run-off life and long term care business). As part of the sale of the annuity business, AFG will acquire approximately $460 million in real estate-related partnerships and approximately $100 million in directly owned real estate from GALIC.

American Financial Group, Inc. Net Investment Income From Continuing Operations ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	12/31/20	12/31/19
Property and Casualty Insurance:
Gross Investment Income
Fixed maturities - Available for sale	$72	$71	$72	$75	$81	$299	$310
Fixed maturities - Trading	—	—	—	—	1	1	3
Equity securities - dividends	8	7	8	8	10	33	49
Equity securities - MTM	23	8	(3)	2	3	10	9
Equity in investees	49	27	27	(15)	11	50	64
AFG managed CLOs	5	6	4	—	(11)	(1)	1
Other investments (a)	4	4	5	3	6	18	42

Gross investment income	161	123	113	73	101	410	478
Investment expenses	(2)	(1)	(2)	(1)	(2)	(6)	(6)

Total net investment income	$159	$122	$111	$72	$99	$404	$472

Average cash and investments (b)	$12,573	$12,135	$11,764	$11,454	$11,457	$11,760	$11,348

Average yield (c)	5.06%	4.02%	3.77%	2.51%	3.46%	3.44%	4.16%

AFG consolidated net investment income:
Property & Casualty core	$159	$122	$111	$72	$99	$404	$472
Neon exited lines non-core	—	—	1	—	(6)	(5)	—
Equity in Investees (d)	29	19	9	9	12	49	33
Other Investments (d)	—	1	1	(2)	—	—	4
Parent & other	5	11	4	9	(12)	12	24
Consolidate CLOs	(5)	(6)	(4)	—	11	1	(1)

Total net investment income	$188	$147	$122	$88	$104	$461	$532

(a)	Includes income from mortgage loans, real estate, policy loans, short-term investments, and cash equivalents.
(b)	Average cash and investments is the average of the beginning and ending quarter balances, or the average of the five quarters balances.
(c)	Average yield is calculated by dividing investment income for the quarter by the average cash and investment balance over the quarter.
(d)

On January 27, 2021, AFG entered into a definitive agreement to sell its annuity subsidiaries to Mass Mutual (which includes the run-off life and long term care business). As part of the sale of the annuity business, AFG will retain approximately $460 million in real estate-related partnerships and approximately $100 million in directly owned real estate from GALIC. Investment income from these assets to be retained are included in continuting operations.

American Financial Group, Inc. Alternative Investments - Continuing Operations ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	12/31/20	12/31/19
Property and Casualty Insurance:
Net Investment Income
Equity securities MTM through investment income (a)	$23	$8	$(3)	$2	$3	$10	$9
Investments accounted for using the equity method (b)	49	27	27	(15)	11	50	64
AFG managed CLOs (eliminated in consolidation)	5	6	4	—	(11)	(1)	1

Total Property & Casualty	$77	$41	$28	$(13)	$3	$59	$74

Investments
Equity securities MTM through investment income (a)	$159	$129	$109	$95	$86	$129	$71
Investments accounted for using the equity method (b)	861	806	778	755	736	806	703
AFG managed CLOs (eliminated in consolidation)	57	57	46	39	40	57	48

Total Property & Casualty	$1,077	$992	$933	$889	$862	$992	$822

Annualized Yield - Property & Casualty	29.8%	17.0%	12.3%	(5.9%)	1.4%	6.6%	10.3%

Continuing Operations (c):
Net Investment Income
Equity securities MTM through investment income (a)	$23	$8	$(3)	$2	$3	$10	$9
Investments accounted for using the equity method (b)	78	46	36	(6)	23	99	97
AFG managed CLOs (eliminated in consolidation)	5	6	4	—	(11)	(1)	1

Total Continuing operations	$106	$60	$37	$(4)	$15	$108	$107

Investments
Equity securities MTM through investment income (a)	$159	$129	$109	$95	$86	$129	$71
Investments accounted for using the equity method (b)	1,324	1,235	1,194	1,150	1,095	1,235	1,028
AFG managed CLOs (eliminated in consolidation)	57	57	46	39	40	57	48

Total Continuing operations	$1,540	$1,421	$1,349	$1,284	$1,221	$1,421	$1,147

Annualized Yield - Continuing operations	28.6%	17.3%	11.2%	(1.3%)	5.1%	8.4%	10.7%

(a)

AFG carries the small portion of its equity securities previously classified as “trading” and investments in limited partnerships and similar investments that aren’t accounted for using the equity method at fair value through net investment income.

(b)	The majority of AFG’s investments accounted for using the equity method mark their underlying assets to market through net income.
(c)

On January 27, 2021, AFG entered into a definitive agreement to sell its annuity subsidiaries to Mass Mutual (which includes the run-off life and long term care business). As part of the sale of the annuity business, AFG will retain approximately $460 million in real estate-related partnerships and approximately $100 million in directly owned real estate from GALIC. Investment income from these assets to be retained are included in continuting operations.

American Financial Group, Inc. Fixed Maturities - By Security Type - AFG Consolidated ($ in millions)

March 31, 2021 (a)	Book Value (d)	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$212	$215	$3	2%	2%
States, municipalities and political subdivisions	2,076	2,167	91	24%	16%
Foreign government	211	213	2	2%	2%
Residential mortgage-backed securities	796	847	51	9%	6%
Commercial mortgage-backed securities	106	109	3	1%	1%
Collateralized loan obligations	1,130	1,131	1	12%	8%
Other asset-backed securities	2,170	2,188	18	24%	16%
Corporate and other bonds	2,374	2,445	71	26%	18%

Total AFG consolidated	$9,075	$9,315	$240	100%	69%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (b)	3.23%
Net of investment expense (b)	3.16%
Tax equivalent, net of investment expense (c)	3.34%

Approximate average life and duration:
Approximate average life	4 years
Approximate duration	3 years

December 31, 2020 (a)	Book Value (d)	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$192	$198	$6	2%	1%
States, municipalities and political subdivisions	2,196	2,312	116	25%	17%
Foreign government	193	197	4	2%	1%
Residential mortgage-backed securities	859	915	56	10%	7%
Commercial mortgage-backed securities	89	92	3	1%	1%
Collateralized loan obligations	1,062	1,062	—	12%	8%
Other asset-backed securities	2,033	2,047	14	23%	15%
Corporate and other bonds	2,200	2,285	85	25%	17%

Total AFG consolidated	$8,824	$9,108	$284	100%	67%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (b)	3.32%
Net of investment expense (b)	3.26%
Tax equivalent, net of investment expense (c)	3.40%

Approximate average life and duration:
Approximate average life	4 years
Approximate duration	3 years

(a)	Excludes $34.79 billion at March 31, 2021 and $34.17 billion at December 31, 2020 in fair value related to fixed maturities that are held in assets of discontinued annuity operations.
(b)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter. Average cost is the average of the beginning and ending quarter asset balances.
(c)	Adjusts the yield on tax-exempt bonds to the fully taxable equivalent yield.
(d)	Book Value is amortized cost, net of allowance for expected credit losses.

Appendix A American Financial Group, Inc. Fixed Maturities by Credit Rating & NAIC Designation by Type 3/31/2021 ($ in millions)

	Fair Value by Type
By Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$215	$859	$200	$448	$79	$895	$940	$46	$3,682	40%
AA	—	1,201	—	18	10	166	420	170	1,985	21%
A	—	86	—	29	1	60	414	639	1,229	13%
BBB	—	9	3	9	12	9	221	978	1,241	13%

Subtotal - Investment grade	215	2,155	203	504	102	1,130	1,995	1,833	8,137	87%
BB	—	—	—	9	7	—	2	120	138	2%
B	—	—	—	23	—	—	10	28	61	1%
CCC, CC, C	—	—	—	162	—	—	—	9	171	2%
D	—	—	—	32	—	—	—	—	32	0%

Subtotal - Non-Investment grade	—	—	—	226	7	—	12	157	402	5%
Not Rated (b)	—	12	10	117	—	1	181	455	776	8%

Total	$215	$2,167	$213	$847	$109	$1,131	$2,188	$2,445	$9,315	100%

	Fair Value by type
NAIC designation	US Gov	Munis	Frgn gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
1	$215	$2,157	$190	$818	$100	$1,120	$1,952	$1,249	$7,801	84%
2	—	9	—	3	2	9	221	1,008	1,252	14%

Subtotal	215	2,166	190	821	102	1,129	2,173	2,257	9,053	98%
3	—	—	—	4	7	—	2	119	132	1%
4	—	—	—	3	—	—	10	41	54	1%
5	—	—	—	10	—	1	2	22	35	0%
6	—	—	—	1	—	—	—	2	3	0%

Subtotal	—	—	—	18	7	1	14	184	224	2%
No designation (c)	—	1	23	8	—	1	1	4	38	0%

Total	$215	$2,167	$213	$847	$109	$1,131	$2,188	$2,445	$9,315	100%

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	For ABS, 98% are NAIC 1.

For Corp/Oth, 87% are NAIC 1, 6% NAIC 2, 2% NAIC 3, 2% NAIC 4, 3% NAIC 5.

For Total, 89% are NAIC 1, 4% NAIC 2, 2% NAIC 3, 2% NAIC 4, 3% NAIC 5.

(c)	Primarily relates to securities held by non-insurance companies.

Appendix B American Financial Group, Inc. Fixed Maturities by Credit Rating & NAIC Designation by Type 12/31/2020 ($ in millions)

	Fair Value by Type
By Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$198	$922	$179	$492	$62	$801	$889	$41	$3,584	39%
AA	—	1,271	—	20	8	179	407	163	2,048	22%
A	—	97	—	31	1	72	330	620	1,151	13%
BBB	—	9	2	10	14	9	208	887	1,139	13%

Subtotal - Investment grade	198	2,299	181	553	85	1,061	1,834	1,711	7,922	87%
BB	—	—	—	10	6	—	2	95	113	1%
B	—	—	—	24	—	—	10	30	64	1%
CCC, CC, C	—	—	—	170	1	—	—	13	184	2%
D	—	—	—	38	—	—	—	—	38	0%

Subtotal - Non-Investment grade	—	—	—	242	7	—	12	138	399	4%
Not Rated (b)	—	13	16	120	—	1	201	436	787	9%

Total	$198	$2,312	$197	$915	$92	$1,062	$2,047	$2,285	$9,108	100%

	Fair Value by type
NAIC designation	US Gov	Munis	Frgn gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
1	$198	$2,302	$176	$883	$83	$1,051	$1,823	$1,203	$7,719	85%
2	—	9	—	2	2	9	208	907	1,137	12%

Subtotal	198	2,311	176	885	85	1,060	2,031	2,110	8,856	97%
3	—	—	—	7	7	—	2	95	111	1%
4	—	—	—	2	—	—	10	49	61	1%
5	—	—	—	10	—	1	2	28	41	1%
6	—	—	—	2	—	—	—	1	3	0%

Subtotal	—	—	—	21	7	1	14	173	216	3%
No designation (c)	—	1	21	9	—	1	2	2	36	0%

Total	$198	$2,312	$197	$915	$92	$1,062	$2,047	$2,285	$9,108	100%

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	For ABS, 98% are NAIC 1.

For Corp/Oth, 87% are NAIC 1, 4% NAIC 2, 2% NAIC 3, 4% NAIC 4, 3% NAIC 5.

For Total, 90% are NAIC 1, 2% NAIC 2, 2% NAIC 3, 2% NAIC 4, 3% NAIC 5.

(c)	Primarily relates to securities held by non-insurance companies.

Appendix C American Financial Group, Inc. Corporate Securities by Credit Rating & NAIC Designation by Industry 3/31/2021 ($ in millions)

	Fair Value By Industry
Credit Rating (a)	Banking	Other Financials	Insurance	Asset Managers	Technology	Energy	Healthcare	Consumer	REITs	Capital Goods	Utilities	Basic Industry	Media	Autos	Communications	Retailers	Aviation	Restaurants, Hospitality & Leisure	Other	Total	% Total
Investment Grade
AAA	$—	$—	$—	$—	$10	$—	$10	$11	$—	$—	$—	$—	$—	$—	$13	$—	$—	$—	$2	$46	2%
AA	28	7	35	—	28	37	12	5	15	—	—	—	—	—	—	—	—	—	3	170	7%
A	120	44	115	69	24	23	22	49	21	62	26	1	—	28	26	—	4	—	5	639	26%
BBB	172	85	20	241	79	32	42	36	34	13	6	18	3	117	36	1	16	6	21	978	40%

Subtotal	320	136	170	310	141	92	86	101	70	75	32	19	3	145	75	1	20	6	31	1,833	75%

BB	—	6	6	—	20	12	9	35	—	5	—	4	—	12	1	7	2	1	—	120	5%
B	—	—	—	—	2	—	3	4	14	—	—	—	—	4	—	—	1	—	—	28	1%
CCC, CC, C	—	—	—	—	2	—	—	2	—	—	—	—	—	—	—	—	—	5	—	9	0%
D	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	—	6	6	—	24	12	12	41	14	5	—	4	—	16	1	7	3	6	—	157	6%

Not Rated (b)	—	375	9	22	2	—	2	12	13	1	—	—	17	—	—	—	—	1	1	455	19%

Total	$320	$517	$185	$332	$167	$104	$100	$154	$97	$81	$32	$23	$20	$161	$76	$8	$23	$13	$32	$2,445	100%

	Fair Value By Industry
NAIC designation	Banking	Other Financials	Insurance	Asset Managers	Technology	Energy	Healthcare	Consumer	REITs	Capital Goods	Utilities	Basic Industry	Media	Autos	Communications	Retailers	Aviation	Restaurants, Hospitality & Leisure	Other	Total	% Total
1	$148	$419	$158	$68	$66	$60	$46	$67	$36	$63	$26	$1	$13	$27	$39	$—	$4	$—	$8	$1,249	51%
2	172	91	22	264	79	32	41	36	34	14	5	18	4	117	36	1	16	6	20	1,008	41%

Subtotal	320	510	180	332	145	92	87	103	70	77	31	19	17	144	75	1	20	6	28	2,257	92%

3	—	6	4	—	15	12	8	35	6	4	1	4	—	12	1	7	2	2	—	119	5%
4	—	—	—	—	2	—	4	8	21	—	—	—	—	5	—	—	1	—	—	41	2%
5	—	—	1	—	5	—	1	7	—	—	—	—	3	—	—	—	—	5	—	22	1%
6	—	1	—	—	—	—	—	1	—	—	—	—	—	—	—	—	—	—	—	2	0%

Subtotal	—	7	5	—	22	12	13	51	27	4	1	4	3	17	1	7	3	7	—	184	8%

No designation (c)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4	4	0%

Total	$320	$517	$185	$332	$167	$104	$100	$154	$97	$81	$32	$23	$20	$161	$76	$8	$23	$13	$32	$2,445	100%

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	For Other Financials, 98% are NAIC 1.

For the Total, 87% are NAIC 1, 6% NAIC 2, 2% NAIC 3, 2% NAIC 4, 3% NAIC 5.

(c)	Primarily relates to securities held by non-insurance companies.

Appendix D American Financial Group, Inc. Corporate Securities by Credit Rating & NAIC Designation by Industry 12/31/2020 ($ in millions)

	Fair Value By Industry
Credit Rating (a)	Banking	Other Financials	Insurance	Asset Managers	Technology	Energy	Healthcare	Consumer	REITs	Capital Goods	Utilities	Basic Industry	Media	Autos	Communications	Retailers	Aviation	Restaurants, Hospitality & Leisure	Other	Total	% Total
Investment Grade
AAA	$—	$—	$—	$—	$16	$—	$10	$—	$—	$—	$—	$—	$—	$—	$13	$—	$—	$—	$2	$41	2%
AA	28	12	35	8	23	37	12	5	—	—	—	—	—	—	—	—	—	—	3	163	7%
A	121	39	96	53	24	25	22	50	36	63	27	1	—	28	26	—	4	—	5	620	27%
BBB	190	65	21	147	81	33	45	36	23	13	5	19	4	119	37	1	16	6	26	887	39%

Subtotal	339	116	152	208	144	95	89	91	59	76	32	20	4	147	76	1	20	6	36	1,711	75%

BB	—	9	6	—	16	13	4	21	—	4	1	4	—	11	1	2	1	2	—	95	4%
B	—	—	—	—	2	3	3	3	15	—	—	1	—	—	—	2	1	—	—	30	1%
CCC, CC, C	—	—	—	—	2	—	1	2	—	—	—	2	—	—	—	1	—	5	—	13	1%
D	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	—	9	6	—	20	16	8	26	15	4	1	7	—	11	1	5	2	7	—	138	6%

Not Rated (b)	—	385	8	—	3	—	—	7	13	2	—	—	16	—	—	—	—	2	—	436	19%

Total	$339	$510	$166	$208	$167	$111	$97	$124	$87	$82	$33	$27	$20	$158	$77	$6	$22	$15	$36	$2,285	100%

	Fair Value By Industry
NAIC designation	Banking	Other Financials	Insurance	Asset Managers	Technology	Energy	Healthcare	Consumer	REITs	Capital Goods	Utilities	Basic Industry	Media	Autos	Communications	Retailers	Aviation	Restaurants, Hospitality & Leisure	Other	Total	% Total
1	$149	$432	$131	$62	$63	$62	$45	$55	$35	$63	$27	$1	$—	$28	$39	$—	$4	$—	$7	$1,203	53%
2	190	69	22	146	81	33	45	36	24	14	5	19	17	119	37	1	16	6	27	907	40%

Subtotal	339	501	153	208	144	95	90	91	59	77	32	20	17	147	76	1	20	6	34	2,110	93%

3	—	9	4	—	14	13	3	20	5	4	1	4	—	11	1	2	1	3	—	95	4%
4	—	—	8	—	2	3	4	5	23	—	—	1	—	—	—	2	1	—	—	49	2%
5	—	—	1	—	6	—	—	8	—	1	—	2	3	—	—	1	—	6	—	28	1%
6	—	—	—	—	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1	0%

Subtotal	—	9	13	—	23	16	7	33	28	5	1	7	3	11	1	5	2	9	—	173	7%

No designation (c)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2	2	0%

Total	$339	$510	$166	$208	$167	$111	$97	$124	$87	$82	$33	$27	$20	$158	$77	$6	$22	$15	$36	$2,285	100%

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	For Other Financials, 99% are NAIC 1.

For the Total, 87% are NAIC 1, 4% NAIC 2, 2% NAIC 3, 4% NAIC 4, 3% NAIC 5.

(c)	Primarily relates to securities held by non-insurance companies.

Appendix E American Financial Group, Inc. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 3/31/2021 ($ in millions)

	Fair Value By Collateral Type
Credit Rating (a)	Secured Financing (c)	TruPS	Whole Business	Railcar	Commercial Real Estate	Single Family Rental	Aircraft	Mortgage Servicer Receivables	Consumer Loans	Other	Total	% Total
Investment Grade
AAA	$—	$—	$—	$—	$485	$128	$—	$39	$56	$232	$940	43%
AA	64	171	40	—	12	39	—	—	42	52	420	19%
A	47	35	4	153	—	6	40	—	40	89	414	19%
BBB	2	—	138	—	—	—	32	46	—	3	221	10%

Subtotal	113	206	182	153	497	173	72	85	138	376	1,995	91%

BB	—	—	—	—	—	—	2	—	—	—	2	0%
B	1	—	—	—	—	—	8	—	—	1	10	1%
CCC, CC, C	—	—	—	—	—	—	—	—	—	—	—	0%
D	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	1	—	—	—	—	—	10	—	—	1	12	1%

Not Rated (b)	146	—	—	—	—	—	3	—	—	32	181	8%

Total	$260	$206	$182	$153	$497	$173	$85	$85	$138	$409	$2,188	100%

	Fair Value By Collateral Type
NAIC designation	Secured Financing (c)	TruPS	Whole Business	Railcar	Commercial Real Estate	Single Family Rental	Aircraft	Mortgage Servicer Receivables	Consumer Loans	Other	Total	% Total
1	$257	$206	$44	$153	$497	$173	$40	$39	$138	$405	$1,952	89%
2	2	—	138	—	—	—	32	46	—	3	221	10%

Subtotal	259	206	182	153	497	173	72	85	138	408	2,173	99%

3	—	—	—	—	—	—	2	—	—	—	2	0%
4	1	—	—	—	—	—	8	—	—	1	10	1%
5	—	—	—	—	—	—	2	—	—	—	2	0%
6	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	1	—	—	—	—	—	12	—	—	1	14	1%

No designation (d)	—	—	—	—	—	—	1	—	—	—	1	0%

Total	$260	$206	$182	$153	$497	$173	$85	$85	$138	$409	$2,188	100%

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	98% of not rated securities are NAIC 1.
(c)	Secured Financings are privately placed funding agreements secured by assets including Single Family Rental properties, Bank Loans, Bank Trust Preferreds, Commercial and Residential Mortgages.
(d)	Primarily relates to securities held by non-insurance companies.

Appendix F American Financial Group, Inc. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 12/31/2020 ($ in millions)

	Fair Value By Collateral Type
Credit Rating (a)	Secured Financing (c)	TruPS	Whole Business	Railcar	Commercial Real Estate	Single Family Rental	Aircraft	Mortgage Servicer Receivables	Consumer Loans	Other	Total	% Total
Investment Grade
AAA	$—	$—	$—	$—	$427	$151	$—	$39	$53	$219	$889	43%
AA	61	173	41	—	6	46	—	—	33	47	407	20%
A	13	36	4	140	—	5	38	—	22	72	330	16%
BBB	—	—	134	—	—	—	30	40	—	4	208	10%

Subtotal	74	209	179	140	433	202	68	79	108	342	1,834	89%

BB	—	—	—	—	—	—	2	—	—	—	2	0%
B	2	—	—	—	—	—	7	—	—	1	10	1%
CCC, CC, C	—	—	—	—	—	—	—	—	—	—	—	0%
D	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	2	—	—	—	—	—	9	—	—	1	12	1%

Not Rated (b)	167	—	—	—	—	—	3	—	—	31	201	10%

Total	$243	$209	$179	$140	$433	$202	$80	$79	$108	$374	$2,047	100%

	Fair Value By Collateral Type
NAIC designation	Secured Financing (c)	TruPS	Whole Business	Railcar	Commercial Real Estate	Single Family Rental	Aircraft	Mortgage Servicer Receivables	Consumer Loans	Other	Total	% Total
1	$241	$209	$46	$140	$433	$201	$37	$40	$108	$368	$1,823	89%
2	1	—	133	—	—	—	31	39	—	4	208	10%

Subtotal	242	209	179	140	433	201	68	79	108	372	2,031	99%

3	—	—	—	—	—	—	2	—	—	—	2	0%
4	1	—	—	—	—	—	7	—	—	2	10	1%
5	—	—	—	—	—	—	2	—	—	—	2	0%
6	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	1	—	—	—	—	—	11	—	—	2	14	1%

No designation (d)	—	—	—	—	—	1	1	—	—	—	2	0%

Total	$243	$209	$179	$140	$433	$202	$80	$79	$108	$374	$2,047	100%

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	98% of not rated securities are NAIC 1.
(c)	Secured Financings are privately placed funding agreements secured by assets including Single Family Rental properties, Bank Loans, Bank Trust Preferreds, Commercial and Residential Mortgages.
(d)	Primarily relates to securities held by non-insurance companies.

Appendix G American Financial Group, Inc. Real Estate-Related Investments 3/31/2021 ($ in millions)

Investments accounted for using equity method (Real Estate Funds/Investments) (a)

Investment Type	Book Value	% of Book Value	Occupancy (b)	Collection Rate (c)

Multi-family	$863	88%	96%	98%
Fund Investments	38	4%	—	—
Student Housing	25	2%	94%	98%
QOZ Fund - Development	19	2%	—	—
Land Development	17	2%	—	—
Office	15	1%	81%	100%
Hospitality	8	1%	—	—

Total	$985	100%

Real Estate

Property Type	Book Value	% of Book Value	Debt

Marina	$63	39%	$—
Resort & Marina	55	34%	—
Hotel	23	14%	—
Office Building	17	10%	—
Land	5	3%	—

Total	$163	100%	$—

Mortgage Loans

Property Type	Book Value	% of Book Value	Loan To Value (d)

Multifamily	169	41%	66%
Hospitality	160	39%	56%
Office	73	18%	72%
Retail	6	2%	57%
Other	—	0%	—

Total	$408	100%	63%

Currently, no loans are receiving interest deferral through forbearance agreements.

(a)	Total investments accounted for using the equity method is $1.3 billion, the amounts presented in this table only relate to real estate funds/investments.
(b)	Occupancy as of 3/31/21
(c)	Collections for January - March
(d)	Based on most recent property appraisals, the vast majority of which are prior to March 2020.

Appendix H American Financial Group, Inc. Real Estate-Related Investments 12/31/2020 ($ in millions)

Investments accounted for using equity method (Real Estate Funds/Investments) (a)

Investment Type	Book Value	% of Book Value	Occupancy (b)	Collection Rate (c)

Multi-family	$793	87%	96%	98%
Fund Investments	38	4%	—	—
Student Housing	28	3%	94%	98%
Land - Development	17	2%	—	—
QOZ Fund - Development	16	2%	—	—
Office	15	1%	90%	100%
Hospitality	8	1%	—	—

Total	$915	100%

Real Estate

Property Type	Book Value	% of Book Value	Debt
Marina	$63	39%	$—
Resort & Marina	56	34%	—
Hotel	23	14%	—
Office Building	17	10%	—
Land	4	3%	—

Total	$163	100%	$—

Mortgage Loans

Property Type	Book Value	% of Book Value	Loan To Value
Hospitality	160	42%	56%
Multi-family	138	37%	68%
Office	73	19%	72%
Retail	6	2%	57%
Other	—	0%	—

Total	$377	100%	64%

Currently, no loans are receiving interest deferral through forbearance agreements.

(a)	Total investments accounted for using the equity method is $1.2 billion, the amounts presented in this table only relate to real estate funds/investments.
(b)	Occupancy as of 12/31/20
(c)	Collections for October - December
(d)	Based on most recent property appraisals, the vast majority of which are prior to March 2020.